Filed Pursuant to Rule 497
Registration No. 333-193241

Supplement No. 10 dated April 10, 2015
to
Prospectus dated July 1, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Business Development Corporation of America, which we refer to as the Company, our, us or we, dated July 1, 2014, or the Prospectus, as supplemented by Supplement No. 9 dated February 3, 2015, Supplement No. 8 dated January 29, 2015, Supplement No. 7 dated January 5, 2015, Supplement No. 6 dated December 19, 2015, Supplement No. 5 dated December 18, 2014, Supplement No. 4 dated December 5, 2014, Supplement No. 3 dated November 21, 2014, Supplement No. 2 dated November 6, 2014 and Supplement No. 1 dated September 9, 2014. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest.

RECENT DEVELOPMENTS

On April 7, 2015, the Company, through a wholly-owned, special-purpose, bankruptcy-remote subsidiary, BDCA Helvetica Funding, Ltd., or the Subsidiary, entered into a debt financing facility with UBS AG, London Branch, or UBS, pursuant to which $150,000,000 will be made available to the Company to fund investments in new securities and for other general corporate purposes, or the Facility. Pricing under the Facility is based on three-month LIBOR plus a spread of 3.90% per annum for the relevant period.

Pursuant to the Facility, loans in the Company’s portfolio having an aggregate market value of up to $300,000,000 will be sold by it to the Subsidiary, or the Initial Loans, pursuant to a Master Loan Purchase Agreement, dated as of April 7, 2015, between the Company and the Subsidiary, or the Loan Purchase Agreement. From time to time, the Company may designate additional loans (each, an “Additional Loan”) to sell to the Subsidiary under the Loan Purchase Agreement upon the execution and delivery of a supplemental conveyance agreement. The purchase price for the Initial Loans will consist of one or a combination of the following: (i) cash, (ii) an increase in the equity value in the Subsidiary and (iii) the Company’s acquisition of the Class A Notes (defined below). The purchase price for Additional Loans will consist of one or a combination of the following: (i) cash in an amount equal to the fair market value of such Additional Loans as mutually agreed upon or (ii) with the consent of the Subsidiary, by means of an increase in the equity value in the Subsidiary held by the Company. All of the equity in the Subsidiary is owned by the Company.

The Initial Loans will secure the obligations of the Subsidiary under Class A Notes (the “Class A Notes”) issued pursuant to an Indenture between the Subsidiary and U.S. Bank National Association, as trustee (“U.S. Bank”), dated as of April 7, 2015 (the “Indenture”). Principal on the Class A Notes will be due and payable on the stated maturity date of April 7, 2015. The Class A Notes will be issued in the amount of up to $300,000,000 and will be purchased by the Company under a Subscription Agreement between the Company and the Subsidiary dated as of April 7, 2015 (the “Subscription Agreement”).

Pursuant to the Indenture, the Subsidiary has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Indenture contains the following events of default: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date or to make interest payments on the Class A Notes within three business days of when due; (b) an event of default occurs under the Repurchase Agreement (defined below); and (c) the Subsidiary is required to register as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

In connection with the Indenture, the Subsidiary, the Company and UBS entered into a letter agreement dated as of April 7, 2015 (the “Liquidation Agent Letter”) appointing UBS as liquidation agent under the Indenture and related agreements in the event of a default by the Subsidiary under the Indenture. Under the Liquidation Agent Letter, the Subsidiary and the Company agree that they shall indemnify UBS and its directors, officers, employees and agents for, and to hold them harmless against, any loss, liability or expense (including reasonable and documented attorney's fees and expenses) arising out of or in connection with the acceptance by UBS of the appointment, the exercise by UBS of its rights, or performance by UBS of its duties as Liquidation Agent, including the costs and expenses of defending themselves (including reasonable and documented attorney’s fees and costs) against any claim or liability in connection with the exercise or performance of any rights or duties of the liquidation agent; provided that no damages claimed thereunder by UBS are the result of acts or omissions constituting bad faith, gross negligence, willful misconduct, fraud or material breach of its obligations under the Liquidation Agent Letter or under the other agreements related to the Facility.

The Company, in turn, has entered into a repurchase transaction with UBS, pursuant to the terms of an TBMA/ISMA Global Master Repurchase Agreement (2000 version), dated as of March 31, 2015, between Seller and Buyer, together with the Annex(es) thereto (the “Repurchase Agreement”). Pursuant to the Repurchase Agreement, UBS will purchase Class A Notes held by the Company for an aggregate purchase price of up to $150,000,000. Pursuant to the Repurchase Agreement, the Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Repurchase Agreement contains the following events of default: (a) the failure to pay the repurchase price upon the applicable payment dates; (b) the failure to post required cash collateral with UBS as discussed above; (c) the occurrence of an act by the Company that constitutes fraud or criminal activity in the performance of its obligations under the Repurchase Agreement, the Equity Contribution Agreement or the Collateral Management Agreement; and (d) the Company or any of its officers or directors (other than any independent or other outside director that is not an employee of the Company) is charged, indicted, convicted or the subject of a civil, administrative or enforcement action by any governmental authority for an offense involving certain violations of federal or state securities laws or federal criminal laws.

In connection with the Class A Notes and the Indenture, the Subsidiary also entered into (i) a Collateral Management Agreement with the Company, as collateral manager, dated as of April 7, 2015 (the “Management Agreement”), pursuant to which the Company will manage the assets of the Subsidiary; (ii) a Collateral Administration Agreement with U.S. Bank, as collateral administrator, and the Company, as collateral manager, dated as of April 7, 2015 (the “Administration Agreement”), pursuant to which U.S. Bank will perform certain administrative services with respect to the assets of the Subsidiary; and (iii) an Account Control Agreement between the Subsidiary and U.S. Bank National Association as trustee and custodian dated as of April 7, 2015 (the “Account Control Agreement”) under which U.S. Bank performs certain duties with respect to the assets of the Subsidiary as custodian, bank and securities intermediary.

The Company, the Subsidiary and U.S. Bank have also entered into an Equity Contribution Agreement, dated as of April 7, 2015 (the “Contribution Agreement”), pursuant to which the Company has agreed to contribute additional capital to the Subsidiary to pay certain administrative expenses associated with the transactions contemplated by the Indenture.

Amounts outstanding under the UBS Facility will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

PROSPECTUS UPDATES

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors” by adding the following risk factors following the last risk factor under the heading “Risks Related to Debt Financing”:

We are subject to risks associated with our debt securitization/repurchase agreement financing facility.

On April 7, 2015, the Company and our wholly-owned, special-purpose financing subsidiary, BDCA Helvetica Funding, Ltd., or Helvetica Funding, entered into a debt securitization and repurchase agreement financing facility with UBS AG, London Branch, or UBS, pursuant to which up to $150 million was made available to us to fund investments and for other general corporate purposes. The financing transaction with UBS is structured initially as a debt securitization by Helvetica Funding, referred to herein as the Debt Securitization, and is followed by a repurchase transaction between the Company and UBS, referred to herein as the Repurchase Transaction and, collectively with the Debt Securitization, the UBS Facility. Generally, under the Debt Securitization, the Company transfers existing loan investments to Helvetica Funding, which is established solely for the purpose of holding income producing assets and related investments, referred to herein collectively as Loan Assets, and issuing debt secured by Loan Assets. The Company completes the borrowing by receiving all of the notes issued by Helvetica Funding, transferring all such notes to UBS under a repurchase agreement between the Company and UBS and receiving cash from UBS under such Repurchase Transaction.

Pursuant to the Debt Securitization, Loan Assets in our portfolio may be sold and/or contributed by us from time to time to Helvetica Funding pursuant to a master loan purchase agreement, dated as of April 7, 2015, between us and Helvetica Funding, or the Loan Purchase Agreement, and the terms of other transaction documents for the Debt Securitization, referred to herein as the Transaction Documents. The Loan Assets held by Helvetica Funding will secure the obligations of Helvetica Funding under the notes issued by Helvetica Funding, or the Notes, on April 7, 2015, or the Closing Date, pursuant to an indenture, dated as of April 7, 2015, or the Indenture, with U.S. Bank, as trustee. Pursuant to the Indenture, the aggregate principal amount of Notes that may be issued by Helvetica Funding is $300 million. On the Closing Date, the Company purchased all of the Notes issued by Helvetica Funding at a purchase price equal to their par value. All principal and any unpaid interest on the Notes will be due and payable on the stated maturity date of April 7, 2025. The Notes do not have a stated interest rate. Instead, after payment of administrative fees and expenses under the Indenture, interest on the Notes is paid from and to the extent of any remaining interest payments received on the Loan Assets. Principal payments received on the Loan Assets are either invested in eligible investments under the Indenture, available to be used for redemption of the Notes or utilized to acquire additional Loan Assets securing the Notes. Pursuant to the Transaction Documents, on the Closing Date the Company made an equity investment in Helvetica Funding in an amount equal to $100,000. The Company is required under the Transaction Documents to invest additional amounts from time to time to pay administrative costs and expenses under the Transaction Documents whenever the balance of funds available is or, after giving effect to a payment, will be less than $100,000.

The Company, in turn, has entered into a Repurchase Transaction with UBS pursuant to the terms of a global master repurchase agreement and related annex, dated as of March 31, 2015, and the related confirmation thereto, dated as of the Closing Date, collectively the Repurchase Agreement. Pursuant to the Repurchase Agreement, on the Closing Date UBS purchased the Notes held by the Company for an aggregate purchase price equal to 50% of the principal amount of Notes. Under the Repurchase Agreement, the maximum outstanding principal amount of the Notes that may be purchased at the 50% discount is $300 million and the maximum outstanding purchase price under the Repurchase Agreement is $150 million. The scheduled repurchase date under the Repurchase Agreement is April 7, 2018, or the Scheduled Repurchase Date. Under the terms of the Repurchase Agreement, the Company is required at all times to maintain overcollateralization for the repurchase obligations at a rate equal to two times the aggregate outstanding purchase price. Overcollateralization is maintained through margin call provisions in the Repurchase Agreement. Margin calls may not be made on the Company until the margin deficit initially exceeds 10% of the aggregate outstanding principal amount of the Notes and, thereafter, margin calls may be made on the Company anytime the margin deficit exceeds 5% of the aggregate outstanding principal amount of the Notes. Under the Repurchase Agreement, the Company is entitled to receive all interest payments and all redemption payments on the Notes. However, the Company is obligated to pay UBS a monthly transaction fee. Until the Company’s obligations under the Repurchase Agreement are satisfied, UBS is entitled to exercise all voting rights with respect to the Notes. There are mandatory and voluntary prepayment provisions in the Repurchase Agreement. A mandatory prepayment event occurs if there is an event of default and acceleration under the Transaction Documents related to Helvetica Funding or UBS is subject to a regulatory event and exercises its option to require an early repurchase date. The Company may also voluntarily prepay the outstanding purchase price under the Repurchase Agreement in whole or in part but only to the extent there has been a redemption of the Notes and such voluntary prepayment is limited to 50% of the redemption amount. Any mandatory prepayment (other than a UBS regulatory event) and any voluntary prepayment requires the payment by the Company of a breakage fee, or Breakage Fee, equal to the present value of the transaction fee payable to UBS from the prepayment date to the Scheduled Repurchase Date.

See “Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—UBS Financing” for a more detailed discussion of the terms of this debt securitization facility.

As a result of this UBS Facility, we are subject to certain risks, including those set forth below.

Our equity investment in Helvetica Funding is subordinated to the debt obligations of Helvetica Funding.

Any dividends or other payments in respect of our equity interest in Helvetica Funding are subordinated in priority of payment to the Notes. In addition, Helvetica Funding is subject to certain payment restrictions set forth in the Indenture in respect of our equity interest.

We will receive cash distributions based on our investment in Helvetica Funding only if and when the Notes are paid in full. We cannot assure you that distributions on the Loan Assets held by Helvetica Funding will be sufficient to make any distributions to us or that the yield on our investment in Helvetica Funding will meet our expectations.

Our equity investment in Helvetica Funding is unsecured and ranks behind all of the creditors, known or unknown, of Helvetica Funding, including the holders of the Notes. Consequently, if the value of Helvetica Funding's Loan Assets decrease as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the Loan Assets, prepayments, changes in interest rates generally and/or other market or industry factors, the value of our equity investment in Helvetica Funding could be reduced. Accordingly, our investment in Helvetica Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Helvetica Funding's Loan Assets decrease and Helvetica Funding is unable to make any required payments under the Indenture, the Repurchase Agreement and/or other Transaction Documents, the Company may, in turn, be required to contribute additional capital contributions to Helvetica Funding, satisfy margin calls under the Repurchase Agreement, sell or dispose of Loan Assets and/or contribute additional Loan Assets to the Debt Securitization.

Our equity investment in Helvetica Funding has a high degree of leverage.

The maximum aggregate principal amount of Notes permitted to be issued by Helvetica Funding under the Indenture is $300 million. Our current equity investment in Helvetica Funding is $100,000. The market value of our equity investment in Helvetica Funding may be significantly affected by a variety of factors, including changes in the market value of the Loan Assets held by Helvetica Funding, changes in distributions on the assets held by Helvetica Funding, defaults and recoveries on those Loan Assets, capital gains and losses on those Loan Assets, prepayments on those Loan Assets and other risks associated with those Loan Assets. Our investment in Helvetica Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of UBS, as the holder of the Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Notes.

The Notes rank senior in right of payment to any equity securities issued by Helvetica Funding. As a result, there are circumstances in which the interests of UBS, as the holder of the Notes, may not be aligned with our interests. For example, under the terms of the Notes, UBS has the right to receive payments of principal and interest prior to Helvetica Funding making any distributions or dividends to holders of its equity securities.

For as long as the Notes remain outstanding, UBS has the right to act in certain circumstances with respect to the portfolio of Loan Assets that secure the obligations of Helvetica Funding under the Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Indenture trustee to declare events of default under or accelerate the Notes in accordance with the terms of the Indenture. UBS has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the Notes, the trustee, which is currently U.S. Bank, may declare the outstanding principal amount of all of the Notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the Notes and triggering a repayment obligation on the part of Helvetica Funding. Helvetica Funding may not have proceeds sufficient to make required payments on the Notes and make any distributions to us. Any failure of Helvetica Funding to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Helvetica Funding’s Loan Assets may fail to meet certain eligibility criteria and/or become defaulted assets, which would have an adverse effect on us.

The Loan Assets must at all times satisfy certain loan eligibility criteria set forth in the Indenture and certain other eligibility criteria and portfolio concentration limits set forth in the Repurchase Agreement. If any such eligibility criteria is not satisfied under the Indenture or a Loan Asset becomes a defaulted obligation, the Loan Asset must be removed from the collateral and sold. In addition, if any such event occurs under the Indenture, or the eligibility criteria or portfolio concentration limits set forth in the Repurchase Agreement are not satisfied, the market value of any such Loan Asset is treated as zero under the Repurchase Agreement. If the market value of a Loan Asset is zero, it will likely result in a margin call under the Repurchase Agreement if the threshold amount is satisfied. We may be required to contribute additional Loan Assets to Helvetica Funding, sell or dispose of assets or make additional borrowings to satisfy the obligations under the Indenture and Repurchase Agreement. This could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

The market value of the Loan Assets may decline causing us to commit additional capital in order to meet certain margin posting, which would have an adverse effect on the timing of payments to us.

If at any time during the term of the UBS Facility the market value of the Notes (measured by reference to the market value of Helvetica Funding's portfolio of Loan Assets and other collateral) declines and is less than the required margin amount under the Repurchase Agreement and such deficiency exceeds the applicable threshold, we will be required to post cash collateral with UBS to correct such deficiency. In such event, in order to satisfy this requirement, we may be required to contribute additional Loan Assets to Helvetica Funding, sell or dispose of assets or make additional borrowings. This could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Restructurings of investments held by Helvetica Funding, if any, may decrease their value and reduce the value of our equity interest in Helvetica Funding.

As collateral manager, subject to certain material actions that require the consent of UBS, we have authority to direct and supervise the investment and reinvestment of the Loan Assets held by Helvetica Funding, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related investment management agreement we have entered into with Helvetica Funding. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings may change the terms of the investments and, in some cases, may result in Helvetica Funding holding Loan Assets that do not meet certain specified criteria for the investments made by it, and also could adversely impact the market value of such investments and thereby the market value of the Notes, which in turn could adversely impact the ability of the Company to meet margin calls. Any amendment, waiver, modification or other restructuring that affects the market value of the Loan Assets underlying the Notes, and therefore reduces our ability to meet margin calls under the Repurchase Agreement, will make it more likely that Helvetica Funding will need to retain assets, including cash, to increase the market value of the assets underlying the Notes and for us to post cash collateral with UBS in an amount equal to the related margin deficit after giving effect to the applicable threshold. Any such use of cash by Helvetica Funding would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Helvetica Funding.

We receive cash from Helvetica Funding only to the extent that Helvetica Funding makes distributions to us. Helvetica Funding may make distributions to us, in turn, only to the extent permitted by the Indenture. The Indenture generally provides that distributions by Helvetica Funding may not be made unless all amounts then due and owing with respect to the Notes have been paid in full. If we do not receive cash from Helvetica Funding, we may be unable to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of UBS.

If UBS fails to sell the Notes back to us at the end of the applicable period, our recourse will be limited to an unsecured claim against UBS for the difference between the value of such Notes at such time and the net amount that would be owing by us to UBS had UBS performed under the UBS Facility. The ability of UBS to satisfy such a claim will be subject to UBS's creditworthiness at that time.

No market for the resale of the Notes exists.

If the Company is the holder of the Notes, no market for resale of the Notes exists. The Notes are highly illiquid, not suitable for short-term trading, no secondary market may develop and the Notes are a highly-leveraged investment in a portfolio consisting primarily of Loan Assets, which may expose the Notes to disproportionately large losses.

Payments on the Notes depend on the performance of the Loan Asset portfolio.

Payments on the Notes are not guaranteed, but are dependent on the performance of the Loan Assets and other assets or investments held by Helvetica Funding. Due to the structure of the transaction and the performance of the Loan Assets and other assets or investments held by Helvetica Funding, it is possible that payments on the Notes may be deferred, reduced or eliminated entirely. The holders of the Notes are not entitled to a stated return on their investment and Helvetica Funding will have no significant assets other than the Loan Assets, and payments on the Notes will be payable solely from and to the extent of the available proceeds from the Loan Assets and other assets of Helvetica Funding, in accordance with the priority of payments established under the Indenture. If the payments on the Notes are insufficient or non-existent, it will impact the Company’s ability to pay the amounts owed by the Company under the Indenture, the Repurchase Agreement and other Transaction Documents. In such event, in order to satisfy the payment obligations, we may be required to contribute additional Loan Assets to Helvetica Funding, sell or dispose of assets or make additional borrowings. This could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Events of Default by the Company or Helvetica Funding may result in the sale of the Loan Asset portfolio at prices less than fair market value.

An event of default by the Company under the Repurchase Agreement is an event of default under the Indenture and other Transaction Documents. Likewise, an event of default by the Helvetica Funding under the Indenture results in an event of default under the Transaction Documents and a mandatory repayment of the aggregate outstanding purchase price by the Company under the Repurchase Agreement, which repurchase requires payment by the Company of the Breakage Fee. A default by the Company under the Indenture can also result in an event of default under the Transaction Documents. Upon the occurrence of any of these events of default and the acceleration of the indebtedness under the Indenture, the portfolio of Loan Assets is required to be sold or disposed of in accordance with the Indenture. If the Loan Assets are sold under these circumstances due to any such defaults, the value of the Loan Assets may be sold for less than fair market value. As a result, we may be required to contribute additional capital to Helvetica Funding, sell or dispose of assets or make additional borrowings to satisfy the obligations under the Indenture, the Repurchase Agreement and the other Transaction Documents. This could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Management’s Discussion and Analysis of Financial Condition and
Results of Operations Senior Securities

The section of the Prospectus entitled “Management's Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” beginning on page 62 is hereby amended by adding the following immediately after the last paragraph of each such section (dollar amounts presented in thousands):

UBS Financing

On April 7, 2015, the Company, through a wholly-owned, special-purpose, bankruptcy-remote subsidiary, BDCA Helvetica Funding, Ltd., or the Subsidiary, entered into a debt financing facility with UBS AG, London Branch, or UBS, pursuant to which $150,000,000 will be made available to the Company to fund investments in new securities and for other general corporate purposes, or the Facility. Pricing under the Transaction is based on three-month LIBOR plus a spread of 3.90% per annum for the relevant period.

Pursuant to the Facility, loans in the Company’s portfolio having an aggregate market value of up to $300,000,000 will be sold by it to the Subsidiary, or the Initial Loans, pursuant to a Master Loan Purchase Agreement, dated as of April 7, 2015, between the Company and the Subsidiary, or the Loan Purchase Agreement. From time to time, the Company may designate additional loans (each, an “Additional Loan”) to sell to the Subsidiary under the Loan Purchase Agreement upon the execution and delivery of a supplemental conveyance agreement. The purchase price for the Initial Loans will consist of one or a combination of the following: (i) cash, (ii) an increase in the equity value in the Subsidiary and (iii) the Company’s acquisition of the Class A Notes (defined below). The purchase price for Additional Loans will consist of one or a combination of the following: (i) cash in an amount equal to the fair market value of such Additional Loans as mutually agreed upon or (ii) with the consent of the Subsidiary, by means of an increase in the equity value in the Subsidiary held by the Company. All of the equity in the Subsidiary is owned by the Company.

The Initial Loans will secure the obligations of the Subsidiary under Class A Notes (the “Class A Notes”) issued pursuant to an Indenture between the Subsidiary and U.S. Bank National Association, as trustee (“U.S. Bank”), dated as of April 7, 2015 (the “Indenture”). Principal on the Class A Notes will be due and payable on the stated maturity date of April 7, 2015. The Class A Notes will be issued in the amount of up to $300,000,000 and will be purchased by the Company under a Subscription Agreement between the Company and the Subsidiary dated as of April 7, 2015 (the “Subscription Agreement”).

Pursuant to the Indenture, the Subsidiary has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Indenture contains the following events of default: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date or to make interest payments on the Class A Notes within three business days of when due; (b) an event of default occurs under the Repurchase Agreement (defined below); and (c) the Subsidiary is required to register as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

In connection with the Indenture, the Subsidiary, the Company and UBS entered into a letter agreement dated as of April 7, 2015 (the “Liquidation Agent Letter”) appointing UBS as liquidation agent under the Indenture and related agreements in the event of a default by the Subsidiary under the Indenture. Under the Liquidation Agent Letter, the Subsidiary and the Company agree that they shall indemnify UBS and its directors, officers, employees and agents for, and to hold them harmless against, any loss, liability or expense (including reasonable and documented attorney's fees and expenses) arising out of or in connection with the acceptance by UBS of the appointment, the exercise by UBS of its rights, or performance by UBS of its duties as Liquidation Agent, including the costs and expenses of defending themselves (including reasonable and documented attorney’s fees and costs) against any claim or liability in connection with the exercise or performance of any rights or duties of the liquidation agent; provided that no damages claimed thereunder by UBS are the result of acts or omissions constituting bad faith, gross negligence, willful misconduct, fraud or material breach of its obligations under the Liquidation Agent Letter or under the other agreements related to the Facility.

The Company, in turn, has entered into a repurchase transaction with UBS, pursuant to the terms of an TBMA/ISMA Global Master Repurchase Agreement (2000 version), dated as of March 31, 2015, between Seller and Buyer, together with the Annex(es) thereto (the “Repurchase Agreement”). Pursuant to the Repurchase Agreement, UBS will purchase Class A Notes held by the Company for an aggregate purchase price of up to $150,000,000. Pursuant to the Repurchase Agreement, the Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Repurchase Agreement contains the following events of default: (a) the failure to pay the repurchase price upon the applicable payment dates; (b) the failure to post required cash collateral with UBS as discussed above; (c) the occurrence of an act by the Company that constitutes fraud or criminal activity in the performance of its obligations under the Repurchase Agreement, the Equity Contribution Agreement or the Collateral Management Agreement; and (d) the Company or any of its officers or directors (other than any independent or other outside director that is not an employee of the Company) is charged, indicted, convicted or the subject of a civil, administrative or enforcement action by any governmental authority for an offense involving certain violations of federal or state securities laws or federal criminal laws.

In connection with the Class A Notes and the Indenture, the Subsidiary also entered into (i) a Collateral Management Agreement with the Company, as collateral manager, dated as of April 7, 2015 (the “Management Agreement”), pursuant to which the Company will manage the assets of the Subsidiary; (ii) a Collateral Administration Agreement with U.S. Bank, as collateral administrator, and the Company, as collateral manager, dated as of April 7, 2015 (the “Administration Agreement”), pursuant to which U.S. Bank will perform certain administrative services with respect to the assets of the Subsidiary; and (iii) an Account Control Agreement between the Subsidiary and U.S. Bank National Association as trustee and custodian dated as of April 7, 2015 (the “Account Control Agreement”) under which U.S. Bank performs certain duties with respect to the assets of the Subsidiary as custodian, bank and securities intermediary.

The Company, the Subsidiary and U.S. Bank have also entered into an Equity Contribution Agreement, dated as of April 7, 2015 (the “Contribution Agreement”), pursuant to which the Company has agreed to contribute additional capital to the Subsidiary to pay certain administrative expenses associated with the transactions contemplated by the Indenture.

Amounts outstanding under the UBS Facility will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.